SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
AUGUST 12, 2002

INFONET SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-88799	95-4148675
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2160 E. Grand Avenue, El Segundo, CA		90245 (Zip Code)
(Address of principal executive offices)

(310) 335-2600
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9.    Regulation FD Disclosure.

On August 12, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the “Report”) with the Securities and Exchange Commission.

Accompanying the Report is the certification of Jose A. Collazo, the Registrant’s Chief Executive Officer, and Akbar H. Firdosy, the Registrant’s Chief Financial Officer, pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002. The text of each certification is set forth below:

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Infonet Services Corporation, a Delaware corporation (the “Company”), hereby certifies, to his knowledge, that:

(i)  the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002, (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED: August 12, 2002	/s/ JOSÉ A. COLLAZO
José A. Collazo Chairman of the Board, President and Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Infonet Services Corporation, a Delaware corporation (the “Company”), hereby certifies, to his knowledge, that:

(i)  the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002, (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED: August 12, 2002	/s/ AKBAR H. FIRDOSY
Akbar H. Firdosy Vice President and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFONET SERVICES CORPORATION

Date: August 12, 2002	By:	/s/ PAUL A. GALLEBERG
Paul A. Galleberg Senior Vice President, General Counsel and Secretary